EXHIBIT 10

THE EXECUTIVE NONQUALIFIED EXCESS PLAN SM
ADOPTION AGREEMENT

THIS AGREEMENT is made the 10th day of June, 2005, by Aftermarket Technology Corp. (the “Employer”), having its principal office at 1400 Opus Place, Suite 600, Downers Grove, IL 60515 and EXECUTIVE BENEFIT SERVICES, INC. (the “Provider”), having its principal office at 4140 ParkLake Avenue, Suite 500, Raleigh, North Carolina 27612.

W I T N E S S E T H:

WHEREAS, the Provider has established The Executive Nonqualified Excess PlanSM (the “Plan”); and

WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and

WHEREAS, the Employer has been advised by the Provider to obtain legal and tax advice from its professional advisors before adopting the Plan, and that the Provider disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth.  The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan.  By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

This Adoption Agreement may only be used in connection with The Executive Nonqualified Excess PlanSM.  The Provider will inform the Employer of any amendments to the Plan or of the discontinuance or abandonment of the Plan.  For questions concerning the Plan, the Employer may call the Provider at (919) 833-1042.

© 2/2005 Executive Benefit Services, Inc.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a)	The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

___	(b)	Employer.

___	(c)	Other (specify): .

2.7 Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a)	Base salary.

XX	(b)	Service Bonus.

XX	(c)	Performance-Based Compensation earned in a period of 12 months or more.

XX	(d)	Commissions.

XX	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

___	(f)	Other: .

2.8 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Salary Deferral Credits to such account at the time designated below:

___	(a)	The last business day of each Plan Year.

___	(b)	The last business day of each calendar quarter during the Plan Year.

___	(c)	The last business day of each month during the Plan Year.

___	(d)	The last business day of each payroll period during the Plan Year.

___	(e)	Each pay day as reported by the Employer.

XX	(f)	Any business day on which Salary Deferral Credits are received by the Provider.

___	(g)	Other: .

2.12	Effective Date:

	XX	(a)	This is a newly-established Plan, and the Effective Date of the Plan is June 2, 2005.

	___	(b)	This is an amendment and restatement of a plan named with an effective date of . The Effective Date of this amended and restated Plan is . This is amendment number .

2.18	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	XX	(a)	Age 65.

	___	(b)

The later of age           or the                           anniversary of the participation commencement date.  The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

	___	(c)	Other: .

2.20	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
Aftermarket Technology Corp.	1400 Opus Place Suite 600	630-271-8100	95-4486486
Downers Grove, IL 60515

Aaron’s Automotive Products, Inc.	2600 N. Westgate		95-4487801
Springfield, MO 65803-9503

Autocraft Industries, Inc.	9901 W. Reno		36-4210145
Oklahoma City, OK 73137

ATC Information Services, Inc.	201 Robert S. Kerr Suite 201		36-4211366
Oklahoma City, OK 73102

ATC Logistics & Electronics, L.P.	13500 Independence Parkway		36-4210159
Fort Worth, TX 76177

PROFormance Powertrain Products, Inc.	2720 N. Airport Commerce Avenue		20-0159698
Springfield, MO 65803

2.22	Plan: The name of the Plan as applied to the Employer is
The Executive Nonqualified Excess Plan of Aftermarket Technology Corp.

2.23	Plan Administrator: The Plan Administrator shall be:

	XX	(a)	Committee.

	___	(b)	Employer.

	___	(c)	Other: .

2.25	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.34	Trust:

	XX	(a)	The Employer does desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

	___	(b)	The Employer does not desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

	___	(c)

The Employer desires to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

4.1          Salary Deferral Credits:  Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:

minimum deferral: $ or 1%
maximum deferral: $ or 75%

XX	(b)	Service Bonus:

minimum deferral: $ or 1%
maximum deferral: $ or 100%

XX	(c)	Performance-Based Compensation:

minimum deferral: $ or 1%
maximum deferral: $ or 100%

XX	(d)	Other: Employee 1099 Income or Commissions.

minimum deferral: $ or 1%
maximum deferral: $ or 100%

___	(e)	Salary deferral credits not allowed.

4.2	Employer Credits: The Employer will make Employer Credits in the following manner:

	XX	(a)	Employer Matching Credits: The Employer may make matching credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

		___	(ii)	Other: .

	XX	(b)	Employer Profit Sharing Credits: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

		___	(ii)	Other: .

	___	(c)	Other: .

	___	(d)	Employer Credits not allowed.

5.3          Death of a Participant:  If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

___	(a)	An amount to be determined by the Committee.

___	(b)	Other: .

XX	(c)	No additional benefits.

5.4	In-Service Distributions: In-service accounts are permitted under the Plan:

	XX	(a)	Yes, with respect to:
			XX	Salary Deferral Credits only.
			___	Employer Credits only.
			___	Salary Deferral and Employer Credits.

In-service distributions may be made in the following manner:
			XX	Single lump sum payment.
			XX	Annual installment payments over no more than 15 years.

Amounts not vested at the specified time of distribution will be:
			___	Forfeited
			___	Distributed annually when vested

	___	(b)	No in-service distributions permitted.

5.5	Education Distributions: Education accounts are permitted under the Plan:

	XX	(a)	Yes, with respect to:
			XX	Salary Deferral Credits only.
			___	Employer Credits only.
			___	Salary Deferral and Employer Credits.

Education distributions may be made in the following manner:
			XX	Single lump sum payment.
			XX	Annual installment payments over no more than 15 years.

Amounts not vested at the specified time of distribution will be:
			___	Forfeited
			___	Distributed annually when vested

	___	(b)	No education distributions permitted.

6.1            Payment Options:  Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Salary Deferral Agreement:

1.	Separation from Service

XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 15 years.

___	(c)	Other: .

2.	Death

XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 15 years.

___	(c)	Other: .

3.	Disability

XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 15 years.

___	(c)	Other: .

7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon first to occur of the following events:

XX	(a)		Normal Retirement Age.
XX	(b)		Death.
XX	(c)		Disability.
XX	(d)		Change in Control
___	(e)		Other: .
XX	(f)		Satisfaction of the vesting requirement specified below:

	XX	Employer Matching Credits:

		___	(i)		Immediate 100% vesting.

		___	(ii)		100% vesting after Years of Service.

		___	(iii)		100% vesting at age .

		XX	(iv)	Number of Years of Service	Vested Percentage

			Less than	1	0%
				1	20%
				2	40%
				3	60%
				4	80%
				5	100%
				6	%
				7	%
				8	%
				9	%
				10 or more	%

		For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

		XX	(1)	First Day of Service.

		___	(2)	Effective Date of the Plan Participation.

		___	(3)

Each Crediting Date.  Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Matching Credit is made to his or her Deferred Compensation Account.  Notwithstanding the vesting schedule elected above, all Employer Matching Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s):                             .

XX	Employer Profit Sharing Credits:

	___	(i)		Immediate 100% vesting.

	___	(ii)		100% vesting after Years of Service.

	___	(iii)		100% vesting at age .

	XX	(iv)	Number of Years of Service	Vested Percentage

		Less than	1	0%
			1	20%
			2	40%
			3	60%
			4	80%
			5	100%
			6%
			7%
			8%
			9%
			10 or more	%

	For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	XX	(1)	First Day of Service.

	___	(2)	Effective Date of the Plan Participation.

	___	(3)

Each Crediting Date.  Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing Credit is made to his or her Deferred Compensation Account.  Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s):                                      .

___	Other Employer Credits:

	___	(i)	Immediate 100% vesting.

	___	(ii)	100% vesting after Years of Service.

	___	(iii)	100% vesting at age .

	___	(iv)	Number of Years of Service		Vested Percentage

			Less than	1		%
				1		%
				2		%
				3		%
				4		%
				5		%
				6		%
				7		%
				8		%
				9		%
				10 or more		%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	___	(1)	First Day of Service.

	___	(2)	Effective Date of the Plan Participation.

	___	(3)

Each Crediting Date.  Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account.  Notwithstanding the vesting schedule elected above, all other Employer Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s):                                      .

14.          Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section               of the Plan shall be amended to read as provided in attached Exhibit            .

XX         There are no amendments to the Plan.

17.9        Construction:  The provisions of the Plan and Trust (if any) shall be construed and enforced according to the  laws of the State of Illinois, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

Aftermarket Technology Corp.
Name of Employer

By:	/s/ John Machota
Authorized Person

The Plan is adopted by the following Participating Employers:

Aaron’s Automotive Products, Inc.
Name of Employer

By:	/s/ Robin Martin
Authorized Person

Autocraft Industries, Inc.
Name of Employer

By:	/s/ Robin Martin
Authorized Person

ATC Information Services, Inc.
Name of Employer

By:	/s/ Robin Martin
Authorized Person

ATC Logistics & Electronics, L.P.
Name of Employer

By:	/s/ Robin Martin
Authorized Person

PROFormance Powertrain Products, Inc.
Name of Employer

By:	/s/ Robin Martin
Authorized Person

NOTE:  Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants.  The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan.  The Provider disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.